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                                                                       EXHIBIT 1

                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS

We consent to the inclusion in this Annual Report (Form 40-F) of North American Palladium Ltd. of our report dated February 21, 2003, with respect to the consolidated financial statements of North American Palladium Ltd. included therein.




Toronto, Canada                                    (signed)  ERNST & YOUNG LLP
February 21, 2003.                                       Chartered Accountants